UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19,  2003

CBRE HOLDING, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 South Figueroa Street, Suite 3400, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3226
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CBRE Holding, Inc., a Delaware corporation (the Company), in connection with the matters described herin.

Item 9.  Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

On November 12, 2003, the Company conducted a properly noticed conference call to discuss its results of operations for the third quarter of 2003 and to answer any questions raised by the call’s audience. The transcript of this conference call is furnished herewith as Exhibit 99 to this Form.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2003		CBRE HOLDING, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer